UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)January 30, 2008

COMPUTER SCIENCES CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada	1-4850	95-2043126
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2100 East Grand Avenue	90245
El Segundo, California	(Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (310) 615-0311

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Michael E. Keane has resigned as Chief Financial Officer of the Corporation, effective January 30, 2008.  The Board of Directors has appointed Donald G. DeBuck, Vice President and Controller, to serve as the Corporation's Chief Financial Officer from January 31, 2008 until a new Chief Financial Officer is retained.

Mr. DeBuck, 50, joined the Corporation in 1979, and has been Vice President and Controller since 2001.  Previous positions within the Corporation include Assistant Controller from 1998 to 2001, and Vice President of Finance and Administration, Communications Industry Services, from 1996 to 1998.

Attached as an exhibit hereto is a General Release of Claims dated January 30, 2008 by and between the Corporation and Michael E. Keane.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

COMPUTER SCIENCES CORPORATION

Dated: January 31, 2008	By /s/ Thomas R. Irvin
Thomas R. Irvin
Vice President and Treasurer

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EXHIBIT INDEX

Exhibit

10.1	General Release of Claims dated January 30, 2008 by and between the Corporation and Michael E. Keane

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